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                              LIBERTY ACORN TRUST

                              Liberty Acorn Fund
                          Liberty Acorn International
                               Liberty Acorn USA
                          Liberty Acorn Foreign Forty
                             Liberty Acorn Twenty

             Supplement to the Statement of Additional Information
                           dated September 29, 2000
                 (Replacing Supplement dated December 8, 2000)


The third sentence of the third paragraph under the heading "12B-1 PLAN, CONTINGENT DEFERRED SALES CHARGES AND CONVERSION OF SHARES" on page 28 is deleted and replaced by the following sentence: "Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase."

The following sub-heading and paragraph are added to the section entitled "PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES" in the Statement of Additional Information. This change is applicable to all funds distributed by Liberty Funds Distributor, Inc. (LFD):

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR

Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.


ACN-35/109E-1200                                              December 28, 2000